Exhibit 10.38

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

August 18, 2026

Aspen Neuroscience, Inc.

10835 Road to the Cure, Ste. 100

San Diego, CA, 92121

Attention: Damien McDevitt, President & CEO

E-mail: [***]

Ladies and Gentlemen:

Aspen Neuroscience, Inc., a Delaware corporation (“Aspen”), and Cell X Technologies, Inc., a Delaware corporation (the “Cell X”), hereby agree upon the satisfaction (as determined in the reasonable discretion of Cell X and Aspen) of all of the Conditions (as defined below), Aspen and Cell X shall execute an Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side Letter and Security Interest Termination Agreement, in the form attached hereto as Exhibit A (the “Amendment”), and consummate the transactions contemplated thereby.

1. For purposes of this letter agreement, “Conditions” mean all of the following:

a.
the execution of an amended and restated collaboration and license agreement (in a form reasonably acceptable to Cell X and Aspen) (the “A&R CLA”) by Cell X and Aspen;
b.
[***] (as defined in that certain A&R CLA);
c.
the completion of the Initial Technology Transfer by Cell X to Aspen pursuant to Section 2.5.1 of the A&R CLA;
d.
the execution of a master services agreement (in a form reasonably acceptable to Cell X and Aspen) by Cell X and Aspen;
e.
the execution of an exclusive license agreement (in a form reasonably acceptable to Aspen and The Cleveland Clinic Foundation) by The Cleveland Clinic Foundation and Aspen; and
f.
Cell X’s execution and delivery of a full release and waiver of claims against Aspen (and its affiliates) in a form reasonably satisfactory to Cell X and Aspen.

2. Except as otherwise set forth in this letter agreement, the rights and obligations set forth in this letter agreement shall terminate and be of no further force or effect upon the earlier to occur of (i) the execution of the Amendment; or (ii) [***] (the “Outside Date”) if the Conditions are not satisfied prior to or on the Outside Date. To the extent that Cell X continues to diligently pursue, to take all actions reasonably necessary, and to satisfy as promptly as practicable all the Conditions, Cell X may request Aspen’s consent to extend the Outside Date for [***], such consent not to be unreasonably withheld, conditioned or delayed.

3. This letter agreement and all actions arising out of or in connection with this letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

4. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by either party without the prior written consent of the other party.

5. This letter constitutes and contains the entire agreement between Cell X and Aspen and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

6. No delay or omission to exercise any right, power or remedy accruing to either party to this letter agreement, upon any breach or default of the other party under this letter agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or a waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

7. Any term of this letter agreement may be amended and the observance of any term of this letter agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Cell X and Aspen.

8. This letter agreement may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Signature page follows.

2

If the above correctly reflects our understanding with respect to the foregoing matters, please so confirm by signing and returning the enclosed copy of this letter agreement.

Very truly yours,

CELL X TECHNOLOGIES, INC.

By:	/s/ [***]
Name:	[***]
Title:	[***]

Address:	[***]
Attention:	[***]
Email:	[***]

AGREED AND ACCEPTED:

Aspen Neuroscience, Inc.

By:	/s/ Damien McDevitt
Name:	Damien McDevitt
Title:	President and Chief Executive Officer

Address:	10835 Road to the Cure, Ste. 100 San Diego, CA, 92121
Attention:	Damien McDevitt, President & CEO
E-mail:	[***]

EXHIBIT A

Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side letter and Security Interest Termination Agreement

This Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side Letter and Security Interest Termination Agreement (the “Amendment and Agreement”), effective [__], 2026, by and between Cell X Technologies, Inc., a Delaware corporation (the “Company”), and Aspen Neuroscience, Inc., a Delaware corporation (the “Holder”).

RECITALS

A. Reference is made to (i) that certain Secured Convertible Promissory Note Purchase Agreement, dated as of January 22, 2024 (the “Note Purchase Agreement”), by and between the Company and the Holder, (ii) that certain Secured Convertible Promissory Note, dated as of January 22, 2024 (as amended, the “Note”), by and between the Company and the Holder, (iii) that certain Letter Agreement, dated as of January 22, 2024 (the “Side Letter”), by and between the Company and the Holder, (iv) that certain Security Agreement, dated as of January 22, 2024 (the “Security Agreement”), by and between the Company and the Holder, and (v) that certain Intellectual Property Security Agreement, dated as of January 22, 2024 (the “IP Security Agreement”), by and between the Company and the Holder.

B. The Company and the Holder desire to amend the Note Purchase Agreement, the Note and the Side Letter as set forth herein.

C. The Company and the Holder desire to terminate the Security Agreement and the IP Security Agreement in all respects.

AGREEMENT

Now, Therefore, the Company and the Holder agree as follows:

1. Amendment to Note Purchase Agreement.

1.1 Amendment to Section 4.1. Section 4.1 of the Note Purchase Agreement is hereby deleted.

1.3 Amendments to Section 5. Sections 5.4 and 5.5 of the Note Purchase Agreement are hereby deleted.

2. Amendment to Note.

2.1 Amendment to Section 1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

“1. Issuance of Note. This Note has been issued pursuant to that certain Secured Convertible Promissory Note Purchase Agreement, dated as of January 22, 2024, as amended by that certain Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side Letter and Security Interest Termination Agreement (the “Amendment and Agreement”), effective [__], 2026 (the “Closing”), by and among the Company and the Holder (as may be further amended from time to time, the “Purchase Agreement”).”

2.

2.2 Amendment to Section 2(a). Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

“(a) If this Note is not earlier converted or repaid, the entire then-outstanding and unpaid principal amount of this Note (the “Outstanding Amount”), shall be due and payable upon the earliest to occur of (i) March 31, 2028 (the “Maturity Date”), (ii) the consummation of a Sale of the Company (as defined below) pursuant to Section 2(b) below, or (iii) the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder in accordance with the terms hereof. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Subject to that final sentence of this Section 2(a) and Section 4 below, interest shall accrue on this Note but shall not be due and payable until the Maturity Date. The Company shall have the right to prepay all or any portion of this Note only with the prior written consent of the Holder. Upon the repayment of the Outstanding Amount, the Holder waives all accrued, but unpaid, interest on the Note.”

2.3 Amendment to Section 2(b). Section 2(b) of the Note is hereby amended and restated as follows:

“In the event that, prior to the repayment or conversion of this Note in full, (a) the Company consummates a Third-Party Sale of the company, then, at the consummation of such Third-Party Sale of the Company, the Holder shall receive an amount equal to 100% of the Outstanding Amount of this Note immediately prior to the Third-Party Sale of the Company or (b) the Company consummates an Aspen Sale of the Company, then, at the consummation of such Aspen Sale of the company, the Holder shall receive an amount equal to 100% of the Outstanding Amount of this Note immediately prior to the Aspen Sale of the Company.”

2.4 Amendment to Section 3. Section 3 of the Note is hereby deleted and the following is hereby inserted in lieu thereof:

“3 [Reserved.]”

2.5 Amendment to Section 4(d). Section 4(d) of the Note is hereby amended and restated in its entirety as follows:

“(d) Mechanics and Effect of Conversion. No fractional shares of the Company’s capital stock will be issued upon conversion of this Note. Upon conversion of this Note pursuant to this Section 4, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to the Holder, at such principal office, a certificate or certificates (or an electronic equivalent thereof) for the number of shares to which the Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the Outstanding Amount being converted including, without limitation, the obligation to pay such portion of the Outstanding Amount. Upon conversion of this Note pursuant to this Section 4, the Holder hereby forgives and waives all accrued, but unpaid, interest on the Note.”

3.5 Amendments to Section 5. The references in Section 5 of the Note to “the Security Agreement” and “the IP Security Agreement” are hereby deleted.

3.

3. Amendment to Side Letter.

3.1 Amendment to Section 3. Section 3 of the Side Letter is hereby amended by deleting it in its entirety and the following is hereby inserted in lieu thereof:

“3. [Reserved.]”

4. Termination of Security Agreement and IP Security Agreement. The Security Agreement and the IP Security Agreement are hereby terminated in all respects and of no further force or effect.

5. Miscellaneous.

5.1 Counterparts. This Amendment and Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.2 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3 Governing Law. This Amendment and Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of law.

Signature Pages Follow.

4.

In Witness Whereof, the parties have executed this Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side letter and Security Interest Termination Agreement as of the date first written above.

COMPANY:
Cell X Technologies, Inc.
By:

Name:	[***]
Title:	[***]
Address:	[***]
Attention:	[***]
Email:	[***]

In Witness Whereof, the parties have executed this Amendment to Secured Convertible Promissory Note Purchase Agreement, Secured Convertible Promissory Note and Side letter and Security Interest Termination Agreement as of the date first written above.

HOLDER:

ASPEN NEUROSCIENCE, INC.

By:

	Name:	Damien McDevitt
	Title:	President and Chief Executive Officer

	Address:	10835 Road to the Cure, Ste. 100
San Diego, CA, 92121
	Attention:	Damien McDevitt, President & CEO
	Email:	[***]